SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ____)

Filed by the Registrant                         |X|
Filed by a Party other than the Registrant      |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                             SENTECH EAS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|     No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        1)       Title of each class of securities to which transaction applies:

        2)       Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4) Proposed maximum aggregate value of transaction:

        5) Total fee paid:


|_|     Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


        1)       Amount Previously Paid:
        2)       Form, Schedule or Registration Statement No.:
        3)       Filing Party:
        4)       Date Filed:

                             SENTECH EAS CORPORATION
                            484 SOUTHWEST 12TH AVENUE
                         DEERFIELD BEACH, FLORIDA 33442

                                   -----------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 30, 1998


TO THE SHAREHOLDERS OF SENTECH EAS CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SenTech EAS Corporation (the "Company") will be held at the Albany Building in the Koger Executive Center at 8400 Northwest 52nd Street, Miami, Florida 33166 on April 30, 1998, at 11:00 A.M., local time for the following purposes:

     1. To elect the Board of Directors of SenTech EAS Corporation for the ensuing year;
     2. To ratify the appointment of Spear, Safer, Harmon & Co. as the Company's independent certified public accountants for the ensuing year; and
     3. To transact such other business as may properly come before the meeting and any continuations and adjournments thereof.

Shareholders of record at the close of business on April 17, 1998 are entitled to notice of and to vote at the meeting.

In order to ensure a quorum, it is important that shareholders representing a majority of the total number of shares issued and outstanding and entitled to vote, be present in person or represented by their proxies. Therefore, whether you expect to attend the meeting in person or not, please sign, fill out, date and return the enclosed proxy in the self-addressed, postage-paid envelope also enclosed. If you attend the meeting and prefer to vote in person, you can revoke your proxy.

In addition, please note that abstentions and broker non-votes are each included in the determination of the number of shares present and voting, for purposes of determining the presence or absence of a quorum for the transaction of business. Neither abstentions nor broker non-votes are counted as voted either for or against a proposal.


April 9, 1998

                                              By Order of the Board of Directors
                                              Edward A. Mulhare
                                              Chairman of the Board of Directors

                            SENTECH EAS CORPORATION
                            484 SOUTHWEST 12TH AVENUE
                         DEERFIELD BEACH, FLORIDA 33442
                           ---------------------------

                                 PROXY STATEMENT
                           ---------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                    TO BE HELD AT 11:00 A.M., APRIL 30, 1998




     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of SenTech EAS Corporation (herein called the "Company") for use at the Annual Meeting of Shareholders of the Company to be held at the Albany Building in the Koger Executive Center at 8400 Northwest 52nd Street, Miami, Florida 33166 at 11:00 A.M. on April 30, 1998, and at any continuation and adjournment thereof. Anyone giving a proxy may revoke it at any time before it is exercised by giving the Chairman of the Board of Directors of the Company written notice of the revocation, by submitting a proxy bearing a later date or by attending the meeting and voting. This statement, the accompanying Notice of Meeting and form of proxy have been first sent to the shareholders on or about April 20, 1998.

     All properly executed, unrevoked proxies on the enclosed form, which are received in time will be voted in accordance with the shareholder's directions, and unless contrary directions are given, will be voted for the election of directors of the nominees described below.


                             OWNERSHIP OF SECURITIES

     Only shareholders of record at the close of business on April 17, 1998, the date fixed by the Board of Directors in accordance with the Company's By-Laws, are entitled to vote at the meeting. As of April 9, 1998 there were issued and outstanding 1,640,427 shares of Common Stock. All Common Stock, Common Stock Purchase Warrant and Option information has been adjusted to reflect the December 1996 1 for 2.4 reverse stock split.

     Each outstanding share is entitled to one vote on all matters properly coming before the meeting. A majority of the shares of the outstanding Common Stock is necessary to constitute a quorum for the meeting.

     The following table sets forth certain information as of April 17, 1998 with respect to each beneficial owner of five percent (5%) or more of the outstanding shares of Common Stock of the Company, each officer and director of the Company and all officers and directors as a group. The table does not include options or SARs that have not yet vested or are not exercisable within 60 days of the date hereof. Unless otherwise indicated, the address of each such person or entity is 484 Southwest 12th Avenue, Deerfield Beach, Florida 33442.

                                                     SHARES
                                                     BENEFICIALLY
TITLE OF CLASS            NAME                       OWNED(1)         PERCENT(1)
--------------            ----                       ------------     ----------

Common Stock             *Ronald L.Meggison,  Jr.     45,000                2.7%
                         *Edward A. Mulhare(2)       280,793               17.1%
                         *Thomas A. Nicolette(3)      28,511                1.7%
                         *Saul Pozensky(4)           160,268                9.8%
                         *Milan Resanovich(5)         35,092                2.1%
                          Maurice Shahrabani          98,925                6.0%
                         *Richard J. Spagna(6)       134,793                8.2%

                         *All officers and
                          directors as a group
                          (6 persons)                684,457               41.7%

     (1) Does not include any shares of Common Stock issuable upon the exercise of any of the Company's outstanding Warrants.

     (2) Does not include (i) warrants to purchase 38,410 shares of Common Stock at an exercise price of $1.92 per share that expire in June 1999,(ii) warrants to purchase 63,851 shares of Common Stock at an exercise price equal to the lesser of $5.50 per share or 10% above the exercise price of warrants offered in a public offering of the Company's securities 55,555 of which expire in July 2000 and 8,296 of which expire in October 2001, or (iii) warrants to purchase 10,504 shares of Common Stock at an exercise price equal to the lesser of $5.50 per share or 10% above the exercise price of warrants offered in a public offering of the Company's securities which expire in January 2002.

     (3) Includes 8,000 shares of Common Stock held in trust for the benefit of Kara N. Nicolette (4,000 shares) and Alexa J. Nicolette (4,000 shares), each of whom are Mr. Nicolette's daughters, in which Mr. Nicolette disclaims any beneficial ownership. Does not include (i) warrants to purchase 7,756 shares of Common Stock at an exercise price equal to the lesser of $5.50 per share or 10% above the exercise price of warrants offered in a public offering of the Company's securities that expire in October 2001, or (ii) warrants to purchase 4,000 shares of Common Stock at an exercise price equal to the lesser of $5.50 per share or 10% above the exercise price of warrants offered in a public offering of the Company's securities that expire in October 2001, which consists of 2,000 warrants held in trust for the benefit of Kara
          N. Nicolette and 2,000 warrants held in trust for the benefit of Alexa
          J. Nicolette, each of whom are daughters of Mr. Nicolette, in which Mr. Nicolette disclaims any beneficial ownership, or (iii) warrants to purchase 30,000 shares of Common Stock at an exercise price of $2.40 per share that expire in June 2002.

     (4) Does not include (i) warrants to purchase 6,525 shares of Common Stock at an exercise price of $1.92 per share that expire in June 1999, or
          (ii) warrants to purchase 16,889 shares of Common Stock at an exercise price equal to the lesser of $5.50 per share or 10% above the exercise price of warrants offered in a public offering of the Company's securities that expire in July 2000.

     (5) Does not include (i) warrants to purchase 78,305 shares of Common Stock at an exercise price of $1.92 per share that expire in June 1999, or (ii) warrants to purchase 9,859 shares of Common Stock at an exercise price equal to the lesser of $5.50 per share or 10% above the exercise price of warrants offered in a public offering of the Company's securities that expire in October 2001, or (iii) warrants to purchase 25,000 shares of Common Stock at an exercise price of $2.40 per share that expire in January 2001. Mr. Resanovich also holds an 8% Mandatory Convertible Promissory Note in the original principal amount of $53,000. This note is convertible at the rate of one share of Common Stock for each $3.49 of outstanding principal and accrued interest upon the occurrence of an initial public offering.

     (6) Does not include warrants to purchase 16,889 shares of Common Stock at an exercise price equal to the lesser of $5.50 per share or 10% above the exercise price of warrants offered in a public offering of the Company's securities that expire in July 2000.

THIS PROXY STATEMENT CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WHICH INVOLVE RISKS AND UNCERTAINTIES. THE COMPANY'S ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN FACTORS, INCLUDING THOSE SET FORTH BELOW AND ELSEWHERE IN THIS PROXY STATEMENT.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The By-Laws of the Company provide that the authorized number of directors shall be as set by the Board of Directors but shall not be less than one nor more than nine. The authorized number is presently five. The directors hold office until the next annual meeting of shareholders and until their successors have been elected and qualified. Directors of the Company receive 1,000 shares of Common Stock per year for acting in such capacities. In addition, Directors receive 1,000 shares of Common Stock for each Board of Directors meeting attended, however, no Director shall receive more than 5,000 shares of Common Stock in any one year period. For each of the years ended December 31, 1997 and 1996, 25,000 shares of the Company's common stock was granted pursuant to the Company's Board of Director's Compensation policy. Effective January 1, 1998, in addition to the Board of Director's stock based compensation described above, non-management Directors will receive $10,000 annually payable quarterly in arrears.

     Five Directors, constituting the entire Board of Directors of the Company, are to be elected at the meeting to serve until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. Unless such authority is withheld, proxies will be voted for election of the five persons named below, each of whom are now serving as Directors, and each of whom has been designated as a nominee.

SHAREHOLDER VOTE REQUIRED

     The election of the directors will require the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting of Shareholders.

NAME                                    AGE            POSITION WITH THE COMPANY
----                                    ---            -------------------------

Edward A. Mulhare                       71             Chairman of the Board of
                                                       Directors

Milan Resanovich                        67             Vice Chairman of the
                                                       Board of Directors

Saul Pozensky                           49             President, Chief
                                                       Executive Officer and
                                                       Director

Richard J. Spagna                       36             Vice President Operations
                                                       and Director

Thomas A. Nicolette                     47             Director


     EDWARD A. MULHARE. Mr. Mulhare has served as the Chairman of the Board of the Company since May 1994. From 1982 to 1992, he served as the Chairman of the Board and Chief Executive

Officer of Merrill Lynch Interfunding, Inc., a wholly-owned subsidiary of Merrill Lynch, engaged in the management of a $1.6 billion leverage acquisition portfolio. From 1980 to 1982, he served as Executive Vice President of Republic National Bank of New York. For the prior twelve years he was a Vice President of Prudential Insurance Company of America where he managed a $4 billion portfolio of long term commercial loans and was Prudential's specialist for rebuilding troubled companies. Mr. Mulhare currently serves as a director of Advance Publishers, L.C., Akers Laboratories, Inc., and Realtec, Inc. Over the past ten years, Mr. Mulhare has served as a director of fifteen companies including Aldila Inc., Truck Components, Inc., PanAmerica Diamond Co., McGraw Industries, Inc. and American Silver Co. Mr. Mulhare received a B.S. in Accounting from Boston University (1950) and an M.B.A. from Farleigh Dikenson (1978).

     MILAN RESANOVICH. Mr. Resanovich has served as a Director of the Company since October of 1994 and has been a management consultant since 1992. From 1986 to 1992, he served as a Senior Vice President, and then President at Merrill Lynch Interfunding, Inc. At Merrill Lynch Interfunding, Inc. he aided in the management of a leveraged-buyout investment fund. Prior to such time, Mr. Resanovich served as a Vice President at Prudential Insurance Company of America where he was employed in investment management from 1956 to 1986. Mr. Resanovich serves as a director of Advance Publishers, L.C., SPD Technologies, Inc. and Lancaster Composites Inc. and has served as a director of more than ten
Companies, including IMCO Recycling, a company traded on the New York Stock Exchange from 1986 through 1995. Mr. Resanovich received a B.A. from Gettysburg College (1952) and an M.B.A. from the University of Pennsylvania (1956).

     SAUL POZENSKY. Mr. Pozensky joined the Company in November 1991 as a sales representative and became Vice President of Sales in 1992. He was elected to serve as a Director in early 1995 and has served as the Company's President and Chief Executive Officer since April 1995. From 1988 to June 1991, he was a principal of CMAC, a sales and finance business. From January 1986 to 1988, Mr. Pozensky served as Executive Vice President of E.A.S. Technologies, a development stage company. From 1973 to 1985, Mr. Pozensky was a National Account Manager at Sensormatic. Mr. Pozensky received a B.A. in Criminology from Florida State University (1970).

     RICHARD J. SPAGNA. Mr. Spagna founded the Company in 1990 when it was originally named Ultimate EAS Inc. and served as President until May 1991. Since May 1991, Mr. Spagna has served as a Director and Vice President Operations. Mr. Spagna was employed by Sensormatic Electronics Corporation from February 1980 to October 1989 in a variety of positions including six years as Technical Support Specialist. While at Sensormatic, Mr. Spagna was the inventor of two key patented products which remain the property of Sensormatic.

     THOMAS A. NICOLETTE. Mr. Nicolette has been President, Chief Executive Officer and a director of Sentry Technology Corporation since January 1997 and of Knogo North America Inc. since its inception in August 1994. Prior thereto, Mr. Nicolette served in various capacities at Knogo Corporation where he was Chief Executive Officer from May 1994 to December 1994; President and Chief Operating Officer from 1990 to May 1994; President of the North America Division from 1989 to 1990; Vice President from 1986 to 1990; and a Director from 1987 to December 1994. Mr. Nicolette is Vice Chairman of the Board of Trustees of WLIW, the Long Island-based affiliate of the Public Broadcasting System. Mr. Nicolette received a B.S. from Michigan State University in 1972.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Company has two formal committees, the Compensation Committee and the Audit Committee. Both Committees consist of Edward A. Mulhare, Milan Resanovich and Thomas A. Nicolette. The Compensation Committee is responsible for establishing and reviewing the appropriate compensation of directors and officers of the Company and reviewing employee compensation plans. The Audit Committee is responsible for communicating with the Company's auditors regarding the financial and reporting affairs of the Company. The Company does not currently have a Stock Option Committee or a Nominating Committee.

     The Company's Board of Directors formally met on January 17, 1997, April 8, 1997, June 25, 1997, August 12, 1997 and September 18, 1997 during the year ended December 31, 1997. The Compensation Committee or the Audit Committee did not meet during the year ended December 31, 1997. In addition, the Board of Directors took action by written consent on five occasions during the year ended December 31, 1997.


EXECUTIVE COMPENSATION
----------------------


                           SUMMARY COMPENSATION TABLE

     The following table sets forth all cash compensation for services rendered in all capacities to the Company, for the year ended December 31, 1997 (referred to as "1997" in this table) and the year ended December 31, 1996(referred to as "1996" in this table) paid to the Company's President and Chief Executive Officer. There were no other executive officers or other persons whose compensation at the end of the above 1997 and 1996 years whose total compensation exceeded $100,000 per annum.

NAME AND                  YEAR/     ANNUAL                               OTHER
PRINCIPAL                 PERIOD     COM-                RESTRICTED    OPTIONS/
POSITION                  ENDED    PENSATION   BONUS   STOCK   SARS COMPENSATION
--------                  -----    ---------   -----   -----   ---- ------------

Saul Pozensky President,   1997     $75,000      0     10,000    0       $0
 Chief Executive Officer
                           1996     $50,000      0      0        0     $934

                              EMPLOYMENT AGREEMENTS

     The Company does not currently have employment agreements with any of the Company's executive officers or any other members of management.

                               PERFORMANCE OPTIONS

     The Company did not grant any performance options during the year ended December 31, 1997.

                 INTERESTS OF MANAGEMENT IN CERTAIN TRANSACTIONS

     In the second quarter of 1996, Messrs. Mulhare, Pozensky and Spagna, directors of the Company, converted debt in the amounts of $262,492, $22,801 and $22,801, respectively, into 191,714, 16,889 and 16,889 shares of Common Stock, respectively. In addition, Messrs. Pozensky and Spagna each received 16,889 warrants to purchase shares of the Company's Common Stock in connection with the conversion of the above-referenced debt.


     In the second quarter of 1996, as an inducement to holders of 289,974 outstanding warrants to exercise such warrants, the Company (i) reduced the exercise price of these outstanding warrants from prices ranging from $1.92 to $6.70, to $1.35 for a period of ten days, and (ii) as additional consideration for any warrant exercised during such period, issued additional warrants to purchase a number of shares equal to the number of warrants exercised at an exercise price equal to the lesser of (i) $5.50 per share, or (ii) ten percent (10%) above the exercise price of warrants offered by the Company in any public offering. In connection therewith, six warrant holders exercised an aggregate of 161,842 warrants and an aggregate of 161,842 shares and 161,842 warrants were issued upon such exercise. As part of this warrant exercise, Mr. Mulhare, a principal shareholder and Chairman of the Company, exercised warrants to purchase 55,555 shares of Common Stock at an exercise price of $1.35, and the Placement Agent exercised warrants to purchase 55,555 shares at an exercise price of $1.35. In a separate transaction, in February of 1996, the Placement Agent and the Company's legal counsel received warrants to purchase 29,454 and 5,000 shares of Common Stock, respectively, at an exercise price of $1.92 and $2.25 per share, respectively, for consulting and legal services previously rendered to the Company.


     In the third quarter of 1996, the Company issued an aggregate of 135,080 warrants to purchase shares of Common Stock to the individuals that invested in the Company's 1993 private placement as an adjustment. As part of this issuance, two directors of the Company, Edward A. Mulhare and Milan Resanovich, received 8,296 and 9,859 warrants, respectively.

     In the third quarter of 1996, the Company repurchased and simultaneously retired an aggregate of 172,520 shares of Common Stock from certain shareholders at prices ranging from $.24 to $2.26 per share, which included the repurchase of 102,129 shares of

Common Stock from Terry Shahrabani, a former employee of the Company, and the repurchase of 38,075 shares of Common Stock from Stuart Seidel, a former officer and director of the Company.

     In the fourth quarter of 1996 and the first and second quarters of 1997, the Company sold an aggregate of 343,894 units, each unit consisting of one share of common stock and one common stock purchase warrant, in a private placement. The Company's Chairman, Edward A. Mulhare, purchased 10,504 units in this private placement.

     In the second quarter of 1997, the Company entered into a three year purchase and manufacturing agreement (the "Agreement") with a company whose President and Chief Executive Officer, Thomas A. Nicolette, is a director of the Company. The Agreement provides for the development and manufacture of the Company's third generation EAS system. The Agreement requires the Company to pay $175,000 of non-recurring engineering costs in exchange for an assignment of fifty percent of the joint technology as defined by the Agreement. As of December 31, 1997, the Company paid approximately $117,000 of the non-recurring engineering costs. The Agreement also requires the Company to purchase minimum quantities of the system each year representing an aggregate purchase commitment of $2,250,000 with annual obligations of $375,000 by February 1998; $750,000 by January 1999; and $1,125,000 by January 2000.

     In the third quarter of 1997, warrants to purchase 12,500 shares of Common Stock at an exercise price of $2.40 per share expiring June 2000 were issued to Milan Resnovich, the Vice Chairman of the Board of Directors, in exchange for extending the maturity date to December 31, 1998 on both the 8% Mandatory Convertible Promissory Note in the amount of $53,000 and the 6% Senior Note in the amount of $150,000 both of which are due to Messr. Resanovich. Additionally, $4,325 of accrued interest on the 8% Mandatory Convertible Promissory Note due to Messr. Resanovich was converted to 1,802 shares of the Company's Common Stock.

     In the third quarter of 1997, warrants to purchase 30,000 shares of Common Stock at an exercise price of $2.40 per share expiring June 25, 2002 were issued to Thomas A. Nicolette, a director of the Company, as an incentive for Messr. Nicolette to serve on the Board of Directors of the Company.

     In the fourth quarter of 1997, 45,000 shares of the Company's Common Stock was granted for additional compensation to Ronald L. Meggison, Jr., the Company's Chief Financial Officer and Vice President Finance.

     In the first quarter of 1998, in exchange for extending the maturity date to January 2001 on both the 8% Mandatory Convertible Promissory Note in the amount of $53,000 and the 6% Senior Note in the amount of $150,000 both of which are due to Messr. Resanovich, the Company's Vice Chairman of the Board of Directors, the Company (i) issued to Messr. Resanovich warrants to purchase 12,500 shares of Common Stock at an exercise price of $2.40 per share expiring January 2001 and (ii) amended the warrants to purchase 12,500 shares of Common Stock at an exercise price of $2.40 per share expiring June 2000 issued to Messr. Resanovich in the second quarter of 1997, to expire January 2001.

                             SECTION 16(A) REPORTING

     Under the securities laws of the United States, the Company's directors, its executive (and certain other) officers, and any persons holding ten percent or more of the Company's Common Stock must report on their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission and to the National Association of Securities Dealers, Inc.'s Automated Quotation System. Specific due dates for these reports have been established. During the year ended December 31, 1997, the Company does not believe any reports required to be filed by Section 16(a) were filed on a timely basis, if at all.

                                   PROPOSAL 2

                RATIFICATION OF SPEAR, SAFER, HARMON & CO. AS THE
               COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.


     The Board of Directors has unanimously approved and unanimously recommends that the shareholders approve the appointment of Spear, Safer, Harmon & Co. as the Company's independent certified public accountants for the ensuing year. Unless a shareholder signifies otherwise, the persons named in the proxy will so vote.

SHAREHOLDER VOTE REQUIRED

     Ratification of the appointment of Spear, Safer, Harmon & Co. as independent certified public accountants will require the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting of Shareholders.


                                  OTHER MATTERS

     The Board of Directors does not know of any matters other than those referred to in the Notice of Meeting which will be presented for consideration at the meeting. However, it is possible that certain proposals may be raised at the meeting by one or more shareholders. In such case, or if any other matter should properly come before the meeting, it is the intention of the person named in the accompanying proxy to vote such proxy in accordance with his or her best judgment.


                             SOLICITATION OF PROXIES

     The cost of soliciting proxies will be borne by the Company. Solicitations may be made by mail, personal interview, telephone, and telegram by directors, officers and employees of the Company. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to beneficial owners of the Company's capital stock.


                              SHAREHOLDER PROPOSALS

     In order to be included in the proxy materials for the Company's next Annual Meeting of Shareholders, shareholder proposals must be received by the Company on or before January 1, 1999.

           ANNUAL AND QUARTERLY REPORTS TO THE SECURITIES AND EXCHANGE
                                   COMMISSION

     The Annual Report on Form 10-KSB for the year ended December 31, 1997, as filed with the Securities and Exchange Commission, will be made available to shareholders free of charge by writing to SenTech EAS Corporation, 484 Southwest 12th Avenue, Deerfield Beach, Florida 33442, Attention: Corporate Secretary.


                                            By Order of the Board of
                                            Directors of SenTech EAS Corporation



                                            Edward A. Mulhare
                                            Chairman of the Board of Directors

April 9, 1998

    GENERAL PROXY - ANNUAL MEETING OF SHAREHOLDERS OF SENTECH EAS CORPORATION

     The undersigned hereby appoints Edward A. Mulhare, with full power of substitution, proxy to vote all of the shares of Common Stock of the undersigned and with all of the powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of SenTech EAS Corporation, to be held at the Albany Building in the Koger Executive center at 8400 Northwest 52nd Street, Miami, Florida 33166 on April 30, 1998 at 11:00 a.m. and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated April 9, 1998 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof.

THIS  PROXY IS  SOLICITED  ON  BEHALF  OF  SENTECH  EAS  CORPORATION'S  BOARD OF
DIRECTORS.


1. To elect directors to hold office for the ensuing year.

            __ FOR ALL NOMINEES        __ WITHHELD FOR ALL NOMINEES



2. To ratify the appointment of Spear, Safer, Harmon & Co. as the Company independent certified public accountants.

            __ FOR                 __ AGAINST           __ ABSTAIN

3. In their discretion, upon such other matter or matters that may properly come before the meeting, or any adjournments thereof.
--------------------------------------------------------------------------------

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

(CONTINUED FROM OTHER SIDE)

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

Please mark, date, sign and mail your proxy promptly in the envelope provided.

 Date: ________________, 1998

                                          ______________________________________
                                                (Print name of Shareholder)

                                          _____________________________________
                                                 (Print name of Shareholder)


                                           _____________________________________
                                                         Signature

                                           _____________________________________
                                                         Signature

                                           Number of Shares:____________________
                                           Note: Please sign exactly as name
                                           appears in the Company's records.
                                           Joint owners should each sign.
                                           When signing as attorney, executor or
                                           trustee, please give title as such.